UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2025

MARCUS & MILLICHAP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36155	35-2478370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

23975 Park Sorrento, Suite 400

Calabasas, California 91302

(Address of Principal Executive Offices including Zip Code)

(818) 212-2250

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MMI	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Accounting Officer

On March 21, 2025, Kurt Schwarz, Chief Accounting Officer and Principal Accounting Officer of Marcus & Millichap, Inc. (the “Company”) notified the Company of his decision to retire and resign from all of his positions with the Company and its subsidiaries, effective March 24, 2025. Mr. Schwarz will continue as an employee until April 18, 2025. There were no disagreements between Mr. Schwarz or the Company, nor is his departure related to any financial or accounting operations, policies or practices of the Company.

Appointment of Chief Accounting Officer

Effective March 25, 2025, the Company appointed Fabrice De Bosschère as the Company’s acting Chief Accounting Officer and Principal Accounting Officer, subject to the Board of Director’s formal appointment, effective May 1, 2025. Mr. De Bosschère will serve as the principal accounting officer for the purposes of the Company’s filings with the Securities and Exchange Commission and will have responsibility for corporate accounting, financial reporting and internal controls.

Mr. De Bosschère, 48, has served as First Vice President, Corporate Controller at the Company since January 2022. Prior to joining the Company, Mr. De Bosschère spent 16 years leading international finance, accounting, and M&A activities at Publicis Groupe, a global communications company, and its subsidiaries, including serving as Chief Financial Officer successively in South Korea, India and Canada from December 2009 to January 2016 and as a Vice President of Finance for the Americas region from January 2019 until December 2021. Mr. De Bosschère earned his master’s degree in law and private asset management from the Université d’Orléans.

Mr. De Bosschère will continue to receive an annual base salary of $300,000. Mr. De Bosschère will continue to be eligible to earn an annual cash bonus with a target amount of $125,000. In addition, Mr. De Bosschère will continue to be eligible to receive restricted stock units (“RSUs”) equal to up to 20% of his actual cash bonus that vest over a five-year period under the Company’s Amended and Restated 2013 Omnibus Equity Incentive Plan.

There are no arrangements or understandings between Mr. De Bosschère and any other persons pursuant to which he was selected as an officer of the Company. There are also no family relationships between Mr. De Bosschère and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCUS & MILLICHAP, INC.

Date: March 27, 2025	By:	/s/ Steven F. DeGennaro
Steven F. DeGennaro
Chief Financial Officer

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